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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

            [ ]    Preliminary Proxy Statement
            [x]    Definitive Proxy Statement
            [ ]    Definitive Additional Materials
            [ ]    Soliciting Material Pursuant to Rule 14a-11(C) or Rule 14a-12


                             DATAMETRICS CORPORATION
      ---------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.

         (1)     Title of each class of securities to which transaction applies:


         (2)     Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


         (4)     Proposed maximum aggregate value of transaction:


         (5)     Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

         (2)     Form, Schedule or Registration Statement No.:

         (3)     Filing Party:

         (4)     Date Filed:

                             DATAMETRICS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 1, 1999


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Datametrics Corporation, a Delaware corporation (the "Company"), will be held on March 1, 1999, 10:00 a.m. local time, at The Grand Summit Hotel, Morris Room, 570 Springfield Avenue, Summit, NJ 07901 (908) 273-3000, for the following purposes:

                  1. To elect two members to Class II of the Company's Board of Directors, each to serve a three year term expiring at the Company's Annual meeting to be held in 2002 or until each such member's successor has been duly elected and qualified; and

                  2.  To  ratify  the   re-appointment  of  BDO  Seidman,   LLP,
         independent certified public accountants, as the Company's auditors for the fiscal year.

                  3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on January 25, 1999 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                             By Order of the Board of Directors,

                                             /s/ DANIEL P. GINNS
                                             -----------------------------
                                             DANIEL P. GINNS
                                             Chairman of the Board

Florham Park, New Jersey
January 29, 1999


ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             DATAMETRICS CORPORATION

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Datametrics Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Shareholders of the Company to be held on March 1, 1999, or at any adjournment(s) thereof (the "Annual Meeting"), pursuant to the attached Notice of Annual Meeting. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is February 1, 1999. Shareholders should review the information provided herein in conjunction with the Company's Annual Report on Form 10-K for the period ending October 25, 1998, which accompanies this Proxy Statement. The Company's principal executive offices are located at 25B Hanover Road, Suite 305, Florham Park, New Jersey 07932, and its telephone number is (973) 377-3900.

                          INFORMATION CONCERNING PROXY

         The enclosed form of proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person, at the Annual Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date: however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon the following matters:

                  1. To elect two members to Class II of the Company's Board of Directors, to serve a three year term expiring at the Company's Annual meeting to be held in 2002 or until each such member's successor has been duly elected and qualified; and

                  2.  To  ratify  the   re-appointment  of  BDO  Seidman,   LLP,
         independent certified public accountants, as the Company's auditors.

                  3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor for all proposals described in the Notice of Annual Meeting. In the event a shareholder specified a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on January 25, 1999 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 17,122,879 shares of Common Stock issued and outstanding, all of which are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation nor Bylaws provides for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of each matter that is submitted to shareholders for approval. Abstentions are considered as shares present and entitled to vote but are not counted as votes cast in the affirmative on a given matter. A broker or nominee holding shares registered in its name, or in the names of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors and ratification of appointment of the Company's auditors. If a matter had been included in the proxy to which a broker or nominee would not have discretionary voting power under applicable rules of the American Stock Exchange, any broker or nominee "non-votes" would not be considered as shares entitled to vote on that subject matter and therefore would not be considered by the inspector when counting votes cast on the matter, although such shares would be considered for purposes of determining whether a quorum is present at the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the date hereof, information with respect to the beneficial ownership of the Company's Common Stock by (i) each director of the Company, (ii) (A) the Company's Chief Executive Officer, (B) the three most highly compensated executive officers of the Company at the end of fiscal 1998, (hereinafter collectively referred to as the "Named Executive Officers"), (iii) the beneficial owners of more than 5% of the outstanding Common Stock and (iv) all directors and executive officers of the Company, as a group.

                                                                                        PERCENTAGE
                                                                                            OF
                                                  AMOUNT AND NATURE OF                 OUTSTANDING
NAME AND ADDRESS(1)                               BENEFICIAL OWNERSHIP                    SHARES
-------------------                               --------------------                    ------

Douglas S. Friedenberg                                1,040,246(2)                         6.1
Daniel P. Ginns                                         779,375(3)                         4.5
Adrien A. Maught, Jr.                                   579,375(4)                         3.4
James D. Sturgeon, Jr.                                   70,363(5)                          *
Richard J. Love                                         510,000                            3.0
John W. O'Leary                                          15,000                             *
All directors and Executive
Officers as a Group (7 Persons)                       2,994,359                           17.5

*Less than 1%


(1) The addresses of all persons listed is c/o Datametrics Corporation 25B Hanover Road, Suite 305, Florham Park, New Jersey 07932.
(2) Includes 270,004 shares subject to warrants which are presently exercisable. Of such warrants, 50,000 warrants have an exercise price of $1.81 and expire on October 26, 2003, 120,004 warrants have an exercise price of $1.50 and expire on November 25, 2001 and 100,000 warrants have an exercise price of $2.00 and expire on February 5, 2002. Includes 7,500 shares subject to non-qualified stock options that are presently exercisable pursuant to a grant of 15,000 non-qualified stock options which have an exercise price of $1.25 and expire on October 8, 2001. Also included in the amount are 158,125 shares of common stock which Mr. Friedenberg has sole voting and investment power. The remaining shares are owned beneficially through various investment funds.
(3) Includes 750,000 shares subject to warrants which are presently exercisable. Of such warrants, 50,000 warrants have an exercise price of $1.81 and expire on October 26, 2003 and 700,000 warrants have an exercise price of $2.00 and expire on November 13, 2001. Includes 7,500 shares subject to non-qualified stock options that are presently exercisable pursuant to a grant of 15,000 non-qualified stock options which have an exercise price of $1.25 and expire on October 8, 2001.
(4) Includes 550,000 shares subject to warrants which are presently exercisable. Of such warrants, 50,000 warrants have an exercise price of $1.81 and expire on October 26, 2003, and 500,000 warrants have an exercise price of $2.00 and expire on November 13, 2001. Includes 7,500 shares subject to non-qualified stock options that are presently exercisable pursuant to a grant of 15,000 non-qualified stock options which have an exercise price of $1.25 and expire on October 8, 2001.
(5) Includes 60,375 shares subject to qualified stock options. Of such options 40,000 options have an exercise price of $1.25 and expire on March 7, 1999, 10,000 options have an exercise price of $2.8750 and expire on December 17, 1998, 3,000 options have an exercise price of $2.125 and expire on February 22, 2000, 5,625 options have an exercise price of $2.125 and expire on December 14. 2000 and 1,750 options have an exercise price of $1.50 and expire on March 31, 2002. Excludes 5,375 shares subject to qualified stock options. Of such options, 1,000 options have an exercise price of $2.125 and expire on February 22, 2000 and 4,375 options have an exercise price of $2.125 and expire on December 14, 2000.



                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

         NAME                                        AGE                 POSITION WITH THE COMPANY

         Daniel P. Ginns................................48               Chairman of the Board of Directors,
                                                                         Chief Executive Officer and Secretary

         Adrien A. Maught, Jr...........................49               Chief Operating Officer, President and
                                                                         Director

         William B. Pandos .............................39               Chief Financial Officer and Treasurer

         James D. Sturgeon, Jr..........................65               Vice President, Marketing



         Daniel P. Ginns has been the Chairman of the Board of Directors and Chief Executive Officer of the Company since October, 1996, and Secretary of the Company since February, 1997. Mr. Ginns is also a Director of StarBase Corporation, a company whose shares are quoted on The Nasdaq SmallCap(sm) Market. From 1989 to 1996, Mr. Ginns was President of Belmont Capital, Inc., a management and financial advisory firm.

         Adrien A. Maught, Jr. has served as Chief Operating Officer of the Company since February, 1998, as President of the Company since January 1997 and as a Director of the Company since October 1996. Mr. Maught was the Interim Chief Financial Officer of the Company from October 1996 until April 1997. From 1992 to 1997, Mr. Maught was the President of the Adrien A. Maught Company, an industrial real-estate and management consultant firm.

         William B. Pandos has served as Chief Financial Officer and Treasurer of the Company since December, 1998. From 1988 to 1998, Mr. Pandos served as
Vice President and Treasurer of Standard Uniform, Inc., headquartered in Irvington, New Jersey.

         James D. Sturgeon, Jr. has served as Vice President, Marketing of the Company since February, 1998. Mr. Sturgeon served as Chief Operating Officer of the Company from April 1997 to February 1998, Vice President, Manufacturing Operations of the Company from April 1992 until April 1997 and Vice President, Operations of the Company from February 1989 until April 1992.

         Executive officers serve at the pleasure of the Board of Directors, except as otherwise provided below. See "Executive Compensation - Employment Contracts and Termination of Employment Arrangements."

                     PROPOSAL FOR THE ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provides that the Board shall be divided into three classes. The Company's Board of Directors presently consists of five members, with one member in Class I, two members in Class II and two members in Class III. Each class is elected for a term of three years. The term of office of the current Class I, II and III directors is scheduled to expire at the annual meetings of shareholders to be held in the years 2001, 1999 and 2000, respectively. At each annual meeting, directors are elected to succeed those in the class whose term expires at that annual meeting, such newly elected directors to hold office until the third succeeding annual meeting and the election and qualification of their respective successors. Any director elected by the Board to fill the existing vacancy in the Board will hold office until the next meeting of shareholders at which the election of directors is in the regular order of business and until his or her successor has been elected and qualified.

         At the Meeting, shareholders will elect two Class II directors to serve until the 2002 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The shares represented by the proxies obtained hereby, unless otherwise specified, will be voted for the election of Messrs. O'Leary and Friedenberg to Class II of the Company's Board of Directors. The Board of Directors has no reason to believe that the nominee will refuse or be unable to accept election. However, if the nominee herein named should not be available for election, the proxies will be voted for such substitute nominee(s), if any, as the Board of Directors may propose. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the one nominee name in this Proxy Statement, although persons in addition to those nominees may be nominated by the shareholders at the Annual Meeting.

         The following information is set forth with respect to each person nominated for election as a director of the Company, and each other member of the Board of Directors. Reference is made to the information set forth above under "Executive Officers" for a description of the business experience of Messrs. Ginns and Maught.

NAME                                        AGE       POSITION WITH THE COMPANY                   DIRECTOR SINCE
----                                        ---       -------------------------                   --------------
Daniel P. Ginns                             48        Chairman of the Board of Directors,         October 1996
                                                      Chief Executive Officer and
                                                      Secretary
Adrien A. Maught, Jr.                       49        Director, Chief Operating Officer           October 1996
                                                      and President
Douglas S. Friedenberg                      46        Director                                    October 1996

John W. O'Leary                             63        Director                                    January 1999

Richard J. Love                             66        Director                                    December 1998


         Richard J. Love is currently a principal of RJL Capital Management of Santa Barbara, California, an investment management firm. From 1973 to 1988, Mr. Love served as an investment counselor, then senior partner, of Loomis, Sayles & Co. He has held positions with James Capel Investment Banking of San Francisco from 1969 to 1973 and with Stein, Roe & Farnham from 1959 to 1969.

         Douglas S. Friedenberg has been President of Firebird Capital Management, a manager of hedge funds, since 1993. From July 1991 through march 1993, Mr. Friedenberg was the President of Unicorn Capital Management, a hedge fund manager. For more than the past five years prior thereto, Mr. Friedenberg managed investor portfolios for Morgan Stanley. Mr. Friedenberg is a Director of Stratford Acquisition Corp., a company whose shares are listed on the OTC Bulletin Board.

         John W. O'Leary is the former President and Chief Executive Officer of International Imaging Materials, Inc., a subsidiary of Paxar Corporation. Mr. O'Leary spent 24 years with Burroughs Corporation (now Unisys) where, from 1977 to 1984, he was Corporate Vice President and President of Burroughs Office Products Group. He is Chairman of the Board of AIM(R) USA and also serves on the board of directors of Marine Midland Bank, Rochester Region and the United Way of Rochester.

         There are no family relationships among any of the Company's directors and officers.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulations promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         With reference to transactions during fiscal 1998, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations, no other reports were required to be filed. All Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

         The Board of Directors held ten meetings during fiscal 1998. All of the Company's directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company has an Audit, Nominating and Compensation Committee. The members of each committee have been appointed by the Board of Directors to serve until their respective successors are elected and qualified.

        Audit Committee. The Audit Committee reviews the scope and results of the audit of the financial statements of the Company and reviews the internal accounting, financial and operating control procedures of the Company. During Fiscal 1998, the Audit Committee was composed of Mr. Friedenberg and former directors Stephen R. Gass and James Haber, who resigned from the Board of Directors in July 1998 and August, 1998, respectively. As of the date of this proxy statement, the Audit Committee is composed of solely of Mr. Friedenberg, pending further appointments to fill vacancies resulting from the resignation of Messrs. Gass and Haber. Each member of the Audit Committee, in accordance with the rules of the American Stock Exchange, is independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Audit Committee met three times in fiscal 1998.

        Nominating Committee. The Nominating Committee considers nominees for membership on the Board of Directors who are recommended by the Company's shareholders. Any nomination by a shareholder of a person to serve as a director of the Company may be made pursuant to notice in writing to the Secretary of the Company delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of such meetings given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of such meeting was mailed or such public disclosure was made. Such shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person,
(iii) the class and number of any shares of the Company or any subsidiary of the Company which are beneficially owned by such person, (iv) any lawsuits to which such person is a party, (v) the involvement of such person in or with any business which may be competitive with the Company and (vi) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors or in a Schedule 13-D pursuant to any then existing rule or regulation promulgated under the Exchange Act; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder and (ii) the class and number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee as a director. During Fiscal 1998, the Nominating Committee was composed of Mr. Friedenberg and former directors Stephen R. Gass and James Haber, who resigned from the Board of Directors in July 1998 and August 1998, respectively. As of the date of this proxy statement, the Nominating Committee is composed of solely of Mr. Friedenberg, pending further appointments to fill vacancies resulting from the resignation of Messrs. Gass and Haber. The Nominating Committee did not meet in fiscal 1998. The Board of Directors performed functions that were normally performed by the Nominating Committee in fiscal 1998.

        Compensation and Stock Option Committee. The Compensation and Stock Option Committee (the "Compensation Committee") determines the cash and other incentive compensation, if any, to be paid to the Company's executive officers. The Compensation Committee is also responsible for the administration and award of stock options under the Company's stock option plans as well as the award of non-qualified stock options and warrants issued pursuant to individual stock option and warrant agreements. During Fiscal 1998, the Compensation Committee was composed of Mr. Friedenberg and former directors Stephen R. Gass and James Haber, who resigned from the Board of Directors in July 1998 and August 1998, respectively. As of the date of this proxy statement, the Compensation Committee is composed of solely of Mr. Friedenberg, pending further appointments to fill vacancies resulting from the resignation of Messrs. Gass and Haber. Each member of the Compensation Committee is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee met one time in fiscal 1998.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is composed entirely of the three independent outside members of the Company's Board of Directors. The Compensation Committee reviews and approves each of the elements of the executive compensation program of the Company and assesses the effectiveness and competitiveness of the program, as needed. In addition, the Compensation Committee administers the stock option program and other key provisions of the executive compensation program and reviews with the Board of Directors all aspects of executive compensation.

COMPENSATION PHILOSOPHY

        The Company's executive compensation program is intended to (i) align executive compensation with shareholder interests: (ii) attract, retain and motivate a highly competent executive team, (iii) link compensation to both individual and Company performance and (iv) achieve a balance between incentives for short-term and long-term results. The Company positions base salaries after considering competitive levels; however, an annual bonus may be to reward exceptional performance in amounts above competitive levels. The Company also believes in providing incentives for the creation of stockholder value through the use of stock options. The Company and the Compensation Committee believe that this philosophy will motivate the Company's executives and, thereby, reinforce the accomplishment of the Company's strategic and financial goals. The Compensation Committee utilizes the consulting services of Compensation Resource Group, Inc. to assist in determining competitive compensation in the industry in which the Company operates and to recommend executive compensation strategy.

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

Base Salaries

        The Company's salary levels for executive officers are typically set at a rate slightly below the median level of similar high technology companies. Salary increases are designed to reflect competitive practices in the industry, financial performance of the Company and individual performance of the executive.

Bonuses

        The Company did not pay bonuses to any of its officers in fiscal 1998.

Long-Term Incentives

        The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plans consider such factors as awards to officers of companies within the Company's peer group, the executive's tenure, responsibilities and current stock and option holdings.

CEO Compensation

        The   Compensation   Committee  is  responsible  for   recommending  the
compensation of the CEO and such compensation is determined in the same manner as the compensation of the other officers of the Company.

Section 162(m) Compliance

        The Company does not presently anticipate that the compensation of any of the Named Executive Officers will exceed the $1,000,000 non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Company and the committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to Section 162(m) when and if necessary. It is the Company's intention to bring the Company's stock option program into compliance with Section 162(m), if necessary, to insure that stock option grants are excluded from the compensation calculation for the purposes 9 of Section 162(m).

        The following graph compares the cumulative return on investment to holders of the Company's Common Stock for the five years ending December 31, 1998, with the Standard & Poor's ("S&P") Computer and Office Equipment Index and S&P 500 Index for the same period. The comparison assumes $100 was invested on January 1, 1994 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                   AMONG DATAMETRICS CORP., THE S&P 500 INDEX
                 AND THE S&P COMPUTER AND OFFICE EQUIPMENT INDEX


                                 October 29,     October 31,      October 31,       October 31,        October 31,     October 25,
                                    1993            1994             1995              1996               1997            1998
                                    ----            ----             ----              ----               ----            ----
Datametrics Corp.                 $100.00         $151.92           $284.62           $ 50.00           $ 65.38         $ 30.77
SIC Code Index                     100.00          130.99            189.72            221.18            318.21          436.18
S&P 500 Index                      100.00          103.87            131.33            162.98            215.32          262.67


                     ASSUMES $100 INVESTED ON OCT. 29, 1993
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING OCT. 25, 1998

                           SUMMARY COMPENSATION TABLE

The following table shows, for the fiscal years ended October 27, 1996, October 26, 1997 and October 25, 1998 ("fiscal 1998"), the compensation earned by the current Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company at the end of fiscal 1998 (the foregoing persons are hereinafter referred to as the "Named Executive Officers").

                                                                         LONG-TERM COMPENSATION
                                                                         ----------------------
                                       ANNUAL COMPENSATION               AWARDS                            PAYOUTS
                                       -------------------               ------                            -------

                                                                                                             LONG-          ALL
                                                            OTHER                                            TERM IN-       OTHER
                                                            ANNUAL         RE-            SECURITIES         CENTIVE        COMPEN-
NAME AND                                                    COMPEN-        STRICTED       UNDERLYING         PLAN           SATION
PRINCIPAL                                                   SATION         STOCK          OPTIONS/           PAYOUTS        ($)
POSITIONS           YEAR       SALARY        BONUS(S)       ($)(3)         AWARD(S)       SARs(#)            ($)
                                                                           ($)
---------           ----       ------        -------        ------         --------       ----------         --------       --------
Daniel P. Ginns,    1998       252,681       ---            32,000(4)      10,000(5)      ---                ---            ---
Chief Executive     1997       261,035(1)    24,000         27,000(4)      10,000(5)      700,000            ---            ---
Officer,            1996        17,500       ---            ---            ---             15,000            ---            ---
Secretary and
Chairman of the
Board of
Directors

Adrien A.           1998       200,891       ---           12,500(4)       10,000(5)      ---                ---            ---
Maught, Jr.         1997       210,901(2)    21,500         7,500(4)       10,000(5)      500,000            ---            ---
President and       1996        13,500       ---            ---            ---             15,000            ---            ---
Director

William B.          1998        40,552       ---            ---            ---            ---                ---            ---
Pandos, Chief       1997       ---           ---            ---            ---            ---                ---            ---
Financial Officer   1996       ---           ---            ---            ---            ---                ---            ---
and Treasurer

James D.            1998       124,905       ---            ---            ---            ---                ---            ---
Sturgeon, Jr.,      1997       123,882       ---            ---            ---              1,750            ---            ---
Chief Operating     1996       118,646       ---            ---            ---             10,000            ---            ---
Officer

----------------------------------

(1) Includes related party payments of $72,250 for fees paid to Belmont Capital Inc. for consulting services prior to becoming an employee of the Company.

(2) Includes related party payments of $45,750 for fees paid to Belmont Capital Inc. for consulting services prior to becoming an employee of the Company.

(3) Does not include perquisites to each of the Named Executive Officers that did not exceed the lesser of $50,000 or 10% of the total salary and bonus for such officer.

(4)     Directors fees.

(5) Restricted stock awarded in lieu of fees for Board and Committee meeting attendance.



                       STOCK OPTION GRANTS IN FISCAL 1998

        The following table sets forth information regarding the grant of stock options during fiscal 1998 to the Named Executive Officers:



                                                                           POTENTIAL REALIZABLE VALUE AT
                                                                               ASSUMED ANNUAL RATES OF
                                                                            STOCK PRICE APPRECIATION FOR
                                    INDIVIDUAL GRANTS                               OPTION TERM($)
                                    -----------------                      -----------------------------

                                       PERCENT OF
                                          TOTAL
                                         OPTIONS
                                         GRANTED
                                           TO
                      NUMBER OF         EMPLOYEES         EXERCISE
                       OPTIONS          IN FISCAL        PRICES PER        EXPIRATION
NAME                   GRANTED          1998(1)           SHARE($)          DATE(2)               5%               10%
----                   -------          --------          ---------         --------              --               ---
Daniel P.                 0                ---               ---               ---               ---               ---
Ginns
Adrien A.                 0                ---               ---               ---               ---               ---
Maught, Jr.
James D.                  0                ---               ---               ---               ---               ---
Sturgeon, Jr.
William B.                0                ---               ---               ---               ---               ---
Pandos

------------------------------------------


(1) No stock appreciation rights were granted to any of the Named Executive Officers or other employees of the Company in fiscal 1998.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1998
                       AND OCTOBER 25, 1998 OPTION VALUES

         The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal 1998 and unexercised options held at the end of fiscal 1998.


                                                            NUMBER OF SECURITIES
                       SHARES                              UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED IN-THE-
                      ACQUIRED           VALUE           OPTIONS AT OCTOBER 25, 1998            MONEY OPTIONS AT OCTOBER
                         ON            REALIZED                      (#)                              25, 1998($)
      NAME           EXERCISE(#)          ($)             EXERCISABLE/UNEXERCISABLE            EXERCISABLE/UNEXERCISABLE
      ----           ----------        --------          ------------ -------------            ----------- -------------
Daniel P.                 0                0               707,500       7,500                    0            0
Ginns
Adrien A.                 0                0               507,500       7,500                    0            0
Maught, Jr.
James D.                  0                0                56,250       9,500                    0            0
Sturgeon, Jr.
William B.                0                0                13,124       7,751                    0            0
Pandos



DIRECTORS COMPENSATION

         Prior to October 1998, the Company's Board of Directors consisted of the following members: Adrien A. Maught, Jr., Douglas S. Friedenberg, James Haber, Daniel P. Ginns and Stephen R. Gass. Messrs. Gass and Haber resigned from the Board of Directors in July and August 1998, respectively. As Chairman of the Board, Mr. Ginns received an annual retainer fee of $32,000 in fiscal 1998 and will receive an annual retainer fee of $32,000 in fiscal year 1999. All other directors received annual retainer fees of $12,500 in fiscal 1998 and will receive annual retainer fees of $12,500 in fiscal year 1999. In fiscal 1998, each director was issued 10,000 shares of Common Stock in addition to the above retainer fees. In fiscal year 1999, the Company will issue to each director 10,000 shares of Common Stock in addition to the above retainer fees for fiscal year 1999.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         In January 1997, the Company entered into employment agreements with Mr. Ginns as Chief Executive Officer of the Company, and Mr. Maught as President of the Company. Each of these agreements currently terminates on December 31, 2002, but automatically renews on July 1 of each year so that the remaining term of each agreement will not be less than four and one-half years. Under these agreements, Mr. Ginns and Mr. Maught are paid an initial annual base salary of $240,000 and $215,000, respectively. For each calendar year commencing with the calendar year beginning January 1, 1998, the base salary under these agreements is adjusted by the greater of 3% or a percentage equal to the percentage change in the Consumer Price Index for the year then ended from the prior calendar year. In addition to the base salary. the Compensation Committee of the Board of Directors may, in its sole discretion, pay a performance-based bonus to Mr. Ginns or Mr. Maught in any year during the term of their respective agreements.

         The Company has the right to terminate Mr. Ginns' or Mr. Maught's employment without cause at any time, provided, however, that Mr. Ginns and Mr. Maught each shall be entitled to payment of his base salary for a period equal to the greater of one year from the date of termination or the remainder of the employment agreement; and the Company shall continue to provide to each such executive (and each member of his immediate family) all benefits provided by the employment agreement. In addition, upon termination in connection with a certain change in control of the Company, Mr. Ginns and Mr. Maught each shall be entitled to a cash payment equal to the lesser of three years' base salary or the maximum amount which would not result in any portion of such payment being subject to the excise tax under Section 4999 of the Internal Revenue Code.

         In connection with these employment agreements, the Company granted Mr. Ginns and Mr. Maught warrants to purchase up to 700,000 and 500,000 shares, respectively, of the Company's Common Stock at a purchase price of $2.00 per share. All of these warrants are immediately exercisable and have a term of five years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During fiscal 1998, the Company paid $371,225 and $450,000 for liability and medical insurance, respectively, to Arthur A. Watson & Co., Inc., an entity of which Mr. Gass is an Executive Vice President and stockholder. These payments did not exceed amounts that a similarly situated computer and office equipment manufacturing company would reasonably expend for liability and medical insurance in an arms-length transaction. Mr. Gass resigned from the Board of Directors of the Company in July 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During Fiscal 1998, Mr. Friedenberg and former directors Stephen R. Gass and James Haber served on the Compensation Committee. No member of the Compensation Committee was or is an officer or employee of the Company. Mr. Gass is an Executive Vice President and stockholder of Arthur A. Watson & Co.. Inc., a private insurance company. During fiscal 1998, the Company paid $371,225 and $450,000 to Arthur A. Watson & Co., Inc. for liability and medical insurance, respectively. Mr. Gass resigned from the Board of Directors of the Company in July 1998. There were no Compensation Committee interlocks or insider participation during fiscal 1997.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business to be presented at the Company's 1999 Annual Meeting of Shareholders. If any other business should properly come before the Company's 1999 Annual Meeting of Shareholders, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Proposals of stockholders of the Company (including director nominations) intended to be presented at the 2000 Annual Meeting of Stockholders must be received in writing by the Company's Secretary at the Company's principal executive offices not later than December 31, 1999 to be included in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders. Nominations and proposals of stockholders may be submitted to the Company for consideration at the 2000 Annual Meeting of Stockholders if certain conditions set forth in the Company's By-laws are satisfied, although such nominations and proposals will not be included in the proxy statement and form of proxy relating to that annual meeting unless submitted in accordance with the time limits and other requirements set forth above and in the related rules of the Securities and Exchange Commission.


                                            By Order of the Board of Directors

                                             /s/ DANIEL P. GINNS
                                             ---------------------------------
                                             DANIEL P. GINNS
                                             Chairman of the Board



Florham Park, New Jersey
January 29, 1999

                                      PROXY
                             DATAMETRICS CORPORATION
                           25B Hanover Road, Suite 305
                         Florham Park, New Jersey 07932


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DATAMETRICS CORPORATION.

         The undersigned hereby appoints Daniel P. Ginns and Adrien A. Maught, Jr., and each of them, as proxies, each with full power of substitution, to vote as directed below all of the shares of Common Stock of the Company held or owned by the undersigned at the Annual Meeting of Shareholders to be held at the Grand Summit Hotel, Morris Room, 570 Springfield Avenue, Summit, New Jersey 07901 on March 1, 1999 at 10:00 a.m., local time, and any adjournments thereof, hereby revoking any proxies heretofore given.

1.       ELECTION OF DIRECTORS: FOR all nominees listed                    [ ]
                  below (except as set forth to the contrary below)

         WITHHOLD AUTHORITY to vote for all nominees listed below          [ ]

         o        Douglas S. Friedenberg
         o        John W. O'Leary

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

         Withheld individual nominee: __________________________________________

2. PROPOSAL TO RATIFY THE RE-APPOINTMENT OF BDO SEIDMAN & CO., LLP as the independent certified public accountants of the Company for the fiscal year ending October 25, 2000.

         FOR [ ]                    AGAINST [ ]               ABSTAIN [ ]

3. In their discretion, the proxies are authorized to vote upon any other business which properly comes before the Annual Meeting and any adjournments thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES AND FOR PROPOSAL NO. 2.

         Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THE CARD IN THE ENCLOSED ENVELOPE.



DATED:________________________, 1999    Signature:______________________________

DATED:________________________, 1999    Signature:______________________________